Exhibit 10(vii)

                       UNFUNDED DEFERRED COMPENSATION PLAN
                              FOR THE DIRECTORS OF
                   HARBOR FEDERAL SAVINGS AND LOAN ASSOCIATION
                                 OF FORT PIERCE


The provisions of the plan are as follows:

1. Each director may elect on or before December 31st of any year to defer all or a specified portion of his annual fees for succeeding calendar years.

2. Any person elected to fill a vacancy on the board, and who was not a director on the preceding December 31st, may elect, before his term begins, to defer all or a specified part of his annual fees for the balance of the calendar year following such election and for succeeding years.

3. Interest on the deferred fees is to be computed at the 2 1/2 year CD rate.

4. Amounts deferred under the plan, together with accumulated interest, will be distributed in annual installments over a ten-year period beginning with the first day of the calendar year immediately following the year in which the director (1) ceases to be a director, or (2) having attained the age of 65 years and having been a participant in the plan for a minimum of five years terminates the request by written request and in writing, requests distribution as before stated.

5. An election to defer fees shall continue from year to year unless terminated by the director by written request. In the event a director elects to terminate deferring fees, the amount already deferred cannot be paid to him except as provided in the preceding paragraph.

6. In the event the director ceases to be a voting member of the Board of Directors of the Company, or if he becomes a proprietor, officer, partner, employee or otherwise becomes affiliated with any business that is in competition with the corporation, the entire balance of his deferred fees, including interest, may, if directed by the Board of Directors, in its sole discretion, be paid immediately to him in a lump sum.

7. Upon the death of a director or former director prior to the expiration of the period during which the deferred amounts are payable, the balance of the deferred fees and interest in his account shall be payable to his estate or designated beneficiary 50% on the first day of the calendar year following the death of the director and the remaining 50% on the first day of the next succeeding calendar year.

ADOPTED December 22, 1971.

                                                                 Exhibit 10(vii)

                             FIRST AMENDMENT TO THE
                         UNFUNDED DEFERRED COMPENSATION
                            PLAN FOR THE DIRECTORS OF
                   HARBOR FEDERAL SAVINGS AND LOAN ASSOCIATION
                                 OF FORT PIERCE

The Unfunded Deferred Compensation Plan for the Directors of Harbor Federal Savings Bank (the "Plan") is hereby amended as follows:

1. The name of the Plan is amended to read "The Unfunded Deferred Compensation Plan for the Directors of Harbor Federal Savings Bank."

2.       A new paragraph is added to the Plan to read as follows:

                  "8. On or before December 17, 1993, a director participating in the Plan may elect in writing to have all or a portion of the amounts previously deferred by the director under the Plan plus interest credited on such amounts used to purchase shares of common stock of Harbor Federal Savings Bank ("harbor Federal") at the time of the reorganization of Harbor Federal Savings and Loan Association into a mutual holding company. The amount so chosen must equal the value of a whole number of such shares at the offering price. With respect to the funds, the director will no longer receive the interest credit described in paragraph 3. Dividends paid on shares of stock held by the Plan for the account of a participant will be credited to the Plan account of the participant as will interest on these dividends in the manner described in paragraph 3."

                                                                 Exhibit 10(vii)

                             SECOND AMENDMENT TO THE
                         UNFUNDED DEFERRED COMPENSATION
                            PLAN FOR THE DIRECTORS OF
                           HARBOR FEDERAL SAVINGS BANK


The Unfunded Deferred Compensation Plan for the Directors of Harbor Federal Savings Bank (the "Plan") is hereby amended as follows:

1.       Amended paragraph to the Plan to read as follows:

                  "8. On or before December 17, 1993 a director participating in the Plan may elect in writing to have all or a portion of the amounts previously deferred by the Director under the Plan plus interest credited on such amounts used to purchase shares of common stock of Harbor Federal Savings Bank ("harbor Federal") at the time of the reorganization of Harbor Federal Savings and Loan Association into a mutual holding company or thereafter provided that the common stock is purchased at its fair market value and the director so electing notifies Harbor Federal on or before July 31 of each year of the amount chosen for the purchase of stock. The amount so chosen must equal the value of a whole number of shares at the offering price/fair market value. With respect to the funds, the director will no longer receive the interest credit described in paragraph 3. Dividends paid on shares of stock held by the Plan for the account of a participant will be credited to the Plan account of the participant as will interest on these dividends in the manner described in paragraph 3."

                                                     Harbor Federal Savings Bank

                                                     By:     /s/
                                                          --------------
                                                          Edward G. Enns

                                                     Date:     July 11, 1996

                                                                 Exhibit 10(vii)

                             THIRD AMENDMENT TO THE
                         UNFUNDED DEFERRED COMPENSATION
                            PLAN FOR THE DIRECTORS OF
                           HARBOR FEDERAL SAVINGS BANK

The Unfunded Deferred Compensation Plan for the Directors of Harbor Federal Savings Bank (the "Plan") is hereby amended as follows:

1.       Amended Paragraph to the plan to read as follows:

                  "8. On or before December 17, 1993 a director participating in the Plan may elect in writing to have all or a portion of the amounts previously deferred by the Director under the Plan plus interest credited on such amounts used to purchase shares of common stock of Harbor Federal Savings Bank ("Harbor Federal") at the time of the reorganization of Harbor Federal Savings and Loan Association into a mutual holding company or thereafter provided that the common stock is purchased at its fair market value and the director so electing notifies Harbor Federal on or before January 31, April 30, July 31 or October 31 of each year of the amount chosen for the purchase of stock. The amount so chosen must equal the value of a whole number of shares at the offering price/fair market value. With respect to the funds, the director will no longer receive the interest credit described in paragraph 3. Dividends paid on shares of stock held by the Plan for the account of a participant will be credited to the Plan account of the participant as will interest on these dividends in the manner described in paragraph 3."

                                                     Harbor Federal Savings Bank

                                                     By:        /s/
                                                              --------------
                                                              Edward G. Enns

                                                     Date:     April 23, 1997

                                                                 Exhibit 10(vii)

                             FOURTH AMENDMENT TO THE
                         UNFUNDED DEFERRED COMPENSATION
                            PLAN FOR THE DIRECTORS OF
                           HARBOR FEDERAL SAVINGS BANK


         The unfunded deferred Compensation Plan for the Directors of Harbor Federal Savings Bank (the "Plan") is hereby amended as follows:

         1.       Amended Paragraph to the Plan to read as follows:

                           4. Amounts deferred under the plan, together with accumulated interest, will be distributed in annual installments over a ten-year period beginning with the first day of the calendar year immediately following the year in which the director ceases to be a director."

                                                     HARBOR FEDERAL SAVINGS BANK



                                                     By:      Eddie Enns /s/

                                                     Date:    June 10, 1998